                                                                    EXHIBIT 99.4

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)
                                 (In thousands)

                                                                   Pro Forma
                                                      Historical  Adjustments     Pro Forma
                                                      ----------  -----------     ---------
Total revenue......................................    $394,078   $(22,520)(a)     $371,558
                                                       --------   --------         --------

Operating costs and expenses:
   Cost of sales...................................     340,069    (17,274)(b)      322,795
   Selling, general and administrative expenses....      37,937     (2,562)(c)       35,375
   Environmental expense recoveries................        (631)        --             (631)
                                                       --------   --------         --------
   Total operating costs and expenses..............     377,375    (19,836)         357,539
                                                       --------   --------         --------

   Operating income................................      16,703     (2,684)          14,019

Other income (expense):
   Other income, net...............................         279         --              279
   Interest expense, net...........................     (16,454)      (289)(d)      (16,743)
                                                       --------   --------         --------

   Income (loss) before income tax provision and
     minority interest.............................         528     (2,973)          (2,445)
Income tax provision...............................       5,563     (2,255)(d)        3,308
                                                       --------   --------         --------

   Loss before minority interest...................      (5,035)      (718)          (5,753)
Minority interest..................................         (28)        --              (28)
                                                       --------   --------         --------
   Net loss........................................    $ (5,063)  $   (718)        $ (5,781)
                                                       ========   ========         ========

----------------

(a) Reflects the following:

    Total revenue of EWW and TMS............................................       $(40,736)
    Adjustment of intergroup activity between the above companies and the
      companies retained by Metallurg.......................................         18,216
                                                                                   --------
                                                                                   $(22,520)
                                                                                   ========

(b) Reflects the following:

     Total cost of sales of EWW and TMS.....................................       $(34,925)
     Adjustment of intergroup activity between the above companies and the
       companies retained by Metallurg......................................         17,651
                                                                                   --------
                                                                                   $(17,274)
                                                                                   ========

(c) Reflects the following:

    Expenses of EWW and TMS................................................        $ (2,048)
    Amortization of goodwill relating to EWW...............................            (514)
                                                                                   --------
                                                                                   $ (2,562)
                                                                                   ========

(d) Reflects the activity of EWW and TMS.